Exhibit 10.2
Execution Version
SUBSIDIARY GUARANTY AGREEMENT
     THIS SUBSIDIARY GUARANTY AGREEMENT (the “ Agreement”), dated as of January 19, 2010, by and among PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation, and PRG-SCHULTZ USA, INC., a Georgia corporation (collectively, the “ Borrowers”), each of the Subsidiaries of PRGX listed on Schedule I hereto (each such Subsidiary individually, a “ Guarantor” and collectively, the “ Guarantors”) and SUNTRUST BANK, a Georgia banking corporation, as administrative agent (the “ Administrative Agent”) for the several banks and other financial institutions (the “ Lenders”) from time to time party to the Revolving Credit and Term Loan Agreement, dated as of the date hereof, by and among the Borrowers, the Lenders, the Administrative Agent, and SunTrust Bank, as Issuing Bank (as amended, restated, supplemented or otherwise modified from time to time, the “ Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement) and for the other Guaranty Parties.
W I T N E S S E T H:
     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to establish a revolving credit facility in favor of and to extend term loans to the Borrowers, and the Issuing Bank has agreed to establish a letter of credit subfacility in favor of the Borrowers;
     WHEREAS, each of the Guarantors is a direct or indirect Subsidiary of PRGX and will derive substantial benefit from the making of Loans by the Lenders and the issuance of Letters of Credit by the Issuing Bank; and
     WHEREAS, it is a condition precedent to the obligations of the Administrative Agent, the Issuing Bank and the Lenders under the Credit Agreement that each Guarantor execute and deliver to the Administrative Agent a Subsidiary Guaranty Agreement in the form hereof, and each Guarantor wishes to fulfill said condition precedent;
     NOW, THEREFORE, in order for the Borrowers and the Guarantors to induce Lenders to extend the Loans and the Issuing Bank to issue Letters of Credit, and to induce the Lenders and the Issuing Bank to make the financial accommodations as provided for in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
     Section 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (i) the due and punctual payment of all Obligations including, without limitation, (A) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (B) each payment required to be made by the Borrowers under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement or disbursements, interest thereon and obligations to provide cash collateral, and (C) all other Obligations of the Loan Parties to the Guaranty Parties, and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents, and under any agreement with any Specified Hedge Provider or Specified Bank Product Provider evidencing Hedging Obligations, Treasury Management Obligations or Bank Product Obligations (all the monetary and other obligations referred to in the preceding clauses (i) through (ii) being collectively called the “ Guaranteed Obligations”). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from such Guarantor, and that such Guarantor will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligations.
     Section 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment or protest to, demand of or requirement of payment from the other Loan Parties of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (i) the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce or exercise any right or remedy against the Borrowers or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, any guarantee or any other agreement, including with respect to any other Guarantor under this Agreement, or (iii) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any Guaranty Party.
     Section 3. Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Guaranty Party to any of the security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any Guaranty Party in favor of the Borrowers or any other Person.
     Section 4. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Guaranty Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to the extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations).
     Section 5. Defenses of Borrowers Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the final and indefeasible payment in full in cash of the Guaranteed Obligations. The Administrative Agent and the Lenders may, at their election during the existence of an Event of Default, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any other Loan Party or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrowers or any other Guarantor or guarantor, as the case may be, or any security.
     Section 6. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Guaranty Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrowers or any other Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for the benefit of the Guaranty Parties in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent, all rights of such Guarantor against any Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity under applicable law or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations. In addition, any indebtedness of any Loan Party now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full in cash of the Guaranteed Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) during the existence of an Event of Default, any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Guaranty Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.
     Section 7. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of other Loan Parties’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Guaranty Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.
     Section 8. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law or otherwise (but subject to Section 6 and Section 10 of this Agreement), the Borrowers agree that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Borrowers shall jointly and severally indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any applicable security agreement or similar instrument or agreement to satisfy a claim of any Guaranty Party under this Agreement, the Borrowers shall jointly and severally indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.
     Section 9. Contribution and Subrogation. Each Guarantor (a “ Contributing Guarantor”) agrees (subject to Section 6 of this Agreement) that, in the event a payment shall be made by any other Guarantor under this Agreement or assets of any other Guarantor shall be sold pursuant to any applicable pledge agreement, security agreement or similar instrument or agreement to satisfy a claim of any Guaranty Party and such other Guarantor (the “ Claiming Guarantor”) shall not have been fully indemnified by the Borrowers as provided in Section 8 of this Agreement, each Contributing Guarantor shall jointly and severally indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 21 of this

Agreement, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 9 shall be subrogated to the rights of such Claiming Guarantor under Section 8 of this Agreement to the extent of such payment.
     Section 10. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Section 8 and Section 9 of this Agreement and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations. No failure on the part of the Borrowers or any Guarantor to make the payments required by Section 8 and Section 9 of this Agreement (or any other payments required under applicable law or otherwise) shall, in any respect, limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.
     Section 11. Representations and Warranties. Each Guarantor represents and warrants as to itself that all representations and warranties relating to it (as a Subsidiary of PRGX) contained in the Credit Agreement are true and correct on and as of the date such representation is made or deemed to be made under the Credit Agreement (except insofar as any such representation or warranty expressly relates to some other date).
     Section 12. Termination. The guarantees made hereunder (i) shall terminate when no Lender has a Commitment under the Credit Agreement, the Issuing Bank has no commitment to issue any Letter of Credit under the Credit Agreement and no Guaranteed Obligation remains unpaid or outstanding (except to the extent such Guaranteed Obligations consist solely of inchoate indemnity obligations, Treasury Management Obligations and/or Cash Collateralized Letters of Credit complying with the terms and conditions of the Credit Agreement) and (ii) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the Guaranteed Obligations described in clause (i) immediately preceding is rescinded or must otherwise be restored by any Guaranty Party or any Guarantor upon the bankruptcy or reorganization of the Borrowers, any Guarantor or otherwise. In connection with the foregoing, the Administrative Agent shall execute and deliver to such Guarantor or Guarantor’s designee, at such Guarantor’s expense, any documents or instruments which such Guarantor shall reasonably request from time to time to evidence such termination and release.
     Section 13. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Borrower and any Guarantor, respectively, when a counterpart hereof executed on behalf of such Borrower or such Guarantor, as the case may be, shall have been delivered to the Administrative Agent, and a counterpart hereof shall have been executed and delivered on behalf of the Administrative Agent, and thereafter shall be binding upon such Borrower, such Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Borrower, such Guarantor, the Administrative Agent and the other Guaranty Parties, and their respective successors and assigns, except that no Borrower or Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Credit Agreement, such Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

     Section 14. Waivers; Amendment.
     (a) No failure or delay of the Administrative Agent of any kind in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and of the Administrative Agent hereunder and of the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by subsection (b) below, and then such waiver and consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice in similar or other circumstances.
     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates, the Borrowers and the Administrative Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).
     Section 15. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth on Schedule I attached hereto.
     Section 16. Severability. Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     Section 17. Counterparts; Integration. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract (subject to Section 13 of this Agreement), and shall become effective as provided in Section 13 of this Agreement. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement. This Agreement constitutes the entire agreement among the parties hereto regarding the subject matters hereof and supersedes all prior agreements and understandings, oral or written, regarding such subject matter.
     Section 18. Rules of Interpretation. The rules of interpretation specified in Section 1.4 of the Credit Agreement shall be applicable to this Agreement. Section and other headings herein are included for ease of reference only, and shall not have any substantive effect.
     Section 19. Governing Law; Jurisdiction; Consent to Service of Process.
     (a) This Agreement shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.
     (b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court of the Northern District of Georgia, and the Business Case Division of the Fulton County Superior Court located in Atlanta, Georgia, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this

Agreement or any other Loan Document or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Georgia state court or, to the extent permitted by applicable law, such Federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Issuing Bank or any other Guaranty Party may otherwise have to bring any action or proceeding relating to this Agreement against any Guarantor or its properties in the courts of any jurisdiction.
     (c) Each Guarantor irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in the first sentence of paragraph (b) of this Section and brought in any court referred to in said first sentence of paragraph (b) of this Section. Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (d) Each Guarantor irrevocably consents to the service of process in the manner provided for notices in Section 10.1 of the Credit Agreement. Nothing in this Agreement will affect the right of the Administrative Agent or any other Guaranty Party to serve process in any other manner permitted by law.
     Section 20. Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     Section 21. Additional Guarantors. Pursuant to Section 5.11 of the Credit Agreement, certain Subsidiaries that were not Guarantors as of the Closing Date (each hereinafter referred to as an “ Additional Subsidiary”) are required pursuant to the Credit Agreement to become a Guarantor. Upon execution and delivery after the date hereof by the Administrative Agent and such Additional Subsidiary of an instrument in the form of Annex 1, such Additional Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Borrower or any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.
     Section 22. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Guaranty Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Guaranty Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Guaranty Party, irrespective of whether or not such Person shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Guaranty Party under this Section 22 of this Agreement are in addition to other rights and remedies (including other rights of setoff) that such Guaranty Party may have.
     Section 23. Savings Clause.
     (a) It is the intent of each Guarantor and the Administrative Agent that each Guarantor’s maximum obligations hereunder shall be, but not in excess of:
     (i) in a case or proceeding commenced by or against any Guarantor under the provisions of Title 11 of the United States Code, 11 U.S.C. §§101 et seq. (the “ Bankruptcy Code”) on or within two years from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor owed to the Administrative Agent or the other Guaranty Parties) to be avoidable or unenforceable against such Guarantor under (i) Section 548 of the Bankruptcy Code or (ii) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or
     (ii) in a case or proceeding commenced by or against any Guarantor under the Bankruptcy Code subsequent to two years from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Administrative Agent or the other Guaranty Parties) to be avoidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or
     (iii) in a case or proceeding commenced by or against any Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Administrative Agent or the other Guaranty Parties) to be avoidable or unenforceable against such Guarantor under such law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.
     (b) The substantive laws under which the possible avoidance or unenforceability of the Guaranteed Obligations (or any other obligations of such Guarantor to the Administrative Agent or the other Guaranty Parties) as may be determined in any case or proceeding shall hereinafter be referred to as the “ Avoidance Provisions”. To the extent set forth in Section 23(a)(i), (ii), and (iii) of this Agreement, but only to the extent that the Guaranteed Obligations would otherwise be subject to avoidance or found unenforceable under the Avoidance Provisions, if any Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Guaranteed Obligations, or if the Guaranteed Obligations would render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranteed Obligations are deemed to have been incurred under the Avoidance Provisions and after giving effect to the contribution by such Guarantor, the maximum Guaranteed Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranteed Obligations (or any other obligations of such

Guarantor to the Administrative Agent or the other Guaranty Parties), as so reduced, to be subject to avoidance or unenforceability under the Avoidance Provisions.
     (c) This Section 23 is intended solely to preserve the rights of the Administrative Agent and the other Guaranty Parties hereunder to the maximum extent that would not cause the Guaranteed Obligations of such Guarantor to be subject to avoidance or unenforceability under the Avoidance Provisions, and neither the Guarantors nor any other Person shall have any right or claim under this Section 23 as against the Administrative Agent or the other Guaranty Parties that would not otherwise be available to such Person under the Avoidance Provisions.
     Section 24. Defined Terms. For purposes of this Agreement, the following terms shall have the following meanings:
          “ Guaranty Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Bank, the Specified Hedge Providers and the Specified Bank Product Providers.
          “ Specified Bank Product Provider” means any Lender or any Affiliate of a Lender to which any Loan Party owes (i) Treasury Management Obligations or (ii) Bank Product Obligations, if at the date of entering into an agreement to provide such services or products, such Person was a Lender or an Affiliate of a Lender and such Person executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which such person (i) appoints the Administrative Agent as its agent under the applicable Loan Documents and (ii) agrees to be bound by the provisions of Article IX and X of the Credit Agreement.
          “ Specified Hedge Provider” means each party to a Hedging Transaction entered into to limit interest rate or fee fluctuations with respect to the Loans and Letters of Credit if at the date of entering into such Hedging Transaction such person was a Lender or an Affiliate of a Lender and such person executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which such person (i) appoints the Administrative Agent as its agent under the applicable Loan Documents and (ii) agrees to be bound by the provisions of Section 7.2(a), and Articles IX and X, of the Credit Agreement.
(Signatures on following pages)

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PRG-SCHULTZ AUSTRALIA, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ BELGIUM, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

THE PROFIT RECOVERY GROUP GERMANY, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ FRANCE, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

(Signatures continue on following page)

THE PROFIT RECOVERY GROUP NETHERLANDS, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

THE PROFIT RECOVERY GROUP NEW ZEALAND, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ SCANDINAVIA, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ PORTUGAL, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

(Signatures continue on following page)

PRG-SCHULTZ SWITZERLAND, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

THE PROFIT RECOVERY GROUP SPAIN, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ EUROPE, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

THE PROFIT RECOVERY GROUP ASIA, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

(Signatures continue on following page)

PRG-SCHULTZ CANADA, LLC, a Georgia limited liability company
By:	/s/ Robert B. Lee		(SEAL)
	Name:	Robert B. Lee
	Title:	Chief Financial Officer, Treasurer, and Controller

PRG INTERNATIONAL, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRGDS, LLC, a Georgia limited liability company
By:	/s/ Robert B. Lee		(SEAL)
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

PRGFS, INC., a Delaware corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRGTS, LLC, a Georgia limited liability company
By:	/s/ Robert B. Lee		(SEAL)
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

(Signatures continue on following page)

THE PROFIT RECOVERY GROUP MEXICO, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ BRASIL, LLC, a Georgia limited liability company
By:	/s/ Robert B. Lee	(SEAL)
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

HS&A ACQUISITION — UK, INC., a Texas corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ USA, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

(Signatures continue on following page)

SUNTRUST BANK, as Administrative Agent
By:	/s/ D. Scott Cathcart
	Name:	D. Scott Cathcart
	Title:	First Vice President

(End of signatures)

SCHEDULE I TO THE
SUBSIDIARY GUARANTY AGREEMENT

Guarantors	Address
PRG-Schultz Australia, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG-Schultz Belgium, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

The Profit Recovery Group Germany, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG-Schultz France, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

The Profit Recovery Group Netherlands, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

Guarantors	Address
The Profit Recovery Group New Zealand, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG-Schultz Scandinavia, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG-Schultz Portugal, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG-Schultz Switzerland, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

The Profit Recovery Group Spain, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

Guarantors	Address
PRG-Schultz Europe, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

The Profit Recovery Group Asia, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG-Schultz Canada, LLC	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer, Treasurer and Controller; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG International, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRGDS, LLC	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

Guarantors	Address
PRGFS, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer; and Victor A. Allums, Esq., Vice President and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRGTS, LLC	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

The Profit Recovery Group Mexico, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG-Schultz Brasil, LLC	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

HS&A Acquisition — UK, Inc.	600 Galleria Parkway, Suite 100 Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com